UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

275 Gibraltar Drive, Sunnyvale, California 94089
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment is being filed to correct a printer error in which the wrong exhibit was attached to form 8-K that was filed on April 13, 2005

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On April 7, 2005, the Audit Committee of the Board of Directors of Alliance Fiber Optic Products, Inc., a Delaware corporation (the “Company”), dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

The reports of PwC on the consolidated financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through April 7, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to PwC’s satisfaction would have caused PwC to make reference to such disagreement in their reports on the financial statements for such years.

During the two most recent fiscal years and through April 7, 2005, there have been no events requiring to be identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 13, 2005, is filed as Exhibit 16 to this Form 8-K.

(b) On April 7, 2005, the Audit Committee of the Board of Directors of the Company appointed Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm. During the two most recent fiscal years and through the date of their appointment by the Company, the Company did not consult with Stonefield Josephson, Inc. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B or an event requiring to be identified in response to Item 304 (a)(1)(iv)(B) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

Exhibit 16: Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 13, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: April 13, 2005

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By /s/ Anita K. Ho
Name: Anita K. Ho
Title: Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 13, 2005.